Exhibit 99.1
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                       ___________DISTRICT OF____________

In re: Trenwick Group Ltd.                      Case No.          03-12636 (MFW)
                                                Reporting Period: September 2003

                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Document      Explanation
Required Documents                                                          Form No.               Attached       Attached
----------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1                  Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (Con't)          Yes
     Copies of bank statements                                                                     Yes
     Cash disbursements journals                                                                   Yes
Statement of Operations                                                     MOR-2                  Yes
Balance Sheet                                                               MOR-3                  Yes
Status of Postpetition Taxes                                                MOR-4                  Yes
     Copies of IRS Form 6123 or payment receipt                                                    Yes
     Copies of tax returns filed during reporting period                                           N/A
Summary of Unpaid Postpetition Debts                                        MOR-4                  Yes
     Listing of aged accounts payable                                                              Yes
Accounts Receivable Reconciliation and Aging                                MOR-5                  Yes
Debtor Questionnaire                                                        MOR-5                  Yes
----------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                  October 20, 2003
-----------------------------------------          -----------------------------
Signature of Debtor                                Date

/s/ Alan L. Hunte                                  October 20, 2003
-----------------------------------------          -----------------------------
Signature of Joint Debtor                          Date

/s/ Alan L. Hunte                                  October 20, 2003
-----------------------------------------          -----------------------------
Signature of Authorized Individual*                Date

Alan L. Hunte                                      October 20, 2003
-----------------------------------------          -----------------------------
Printed Name of Authorized Individual*             Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

In re: Trenwick Group Ltd                                Case No. 03-12636 (MFW)
Schedule of Cash Receipts & Disbursements                Rep Per September 2003

                                                Bank Accounts
                                 Operating          Payroll          Tax         Other
                               --------------------------------------------------------
  Cash - Beg of Month           152,178.47        14,180.91           NA          NA

       Receipts:
      Cash Sales                        --               --           --          --
     Accounts Rec.                      --               --           --          --
   Loans & Advances                     --               --           --          --
    Sale of Assets                      --               --           --          --
         Other                        9.16               --           --          --
       Transfers                        --        24,195.22           --          --
                               --------------------------------------------------------

    Total Receipts                    9.16        24,195.22
                               --------------------------------------------------------

    Disbursements:
      Net Payroll                       --               --           --          --
     Payroll Taxes                      --       (38,376.13)          --          --
Sales, Use, & Other Tax                 --               --           --          --
  Inventory Purchases                   --               --           --          --
 Secured Rental/Leases                  --               --           --          --
       Insurance                        --               --           --          --
    Administrative               (3,966.80)              --           --          --
        Selling                         --               --           --          --
         Other                          --               --           --          --
 Transfers to P/R Acct          (24,195.22)              --           --          --
   Professional Fees                    --               --           --          --
      Court Costs                       --               --           --          --
                               --------------------------------------------------------

  Total Disbursement:           (28,162.02)      (38,376.13)          --          --
                               --------------------------------------------------------

    Net Cash Flow:              (28,152.86)      (14,180.91)          --          --
                               --------------------------------------------------------

  Cash: End of Month            124,025.61               --           --          --
                               ========================================================

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd
Bank Reconciliations
September 2003

The following Chase Accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance       $ 124,025.61

     Vista/MM:

     Location:         JPMorganChase
                        Fund No. 356

     Month End
    Book Balance       $ 291,819.83

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.


Trenwick Group Ltd
Disbursements Log (Excludes Intercompany Transactions)
September 2003

     Wires:

      Date              Amount                         Vendor
--------------------------------------------------------------------------------

     19-Sep            $ 374.65           New York Life Benefit Services Co.

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

     Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
          Debtor                                Reporting Period: September 2003

                             Statement of Operations
                               (Income Statement)

---------------------------------------------------------------------------------------------------------------
                                                                             Month Ended           Cumulative
REVENUES                                                                   September 2003        Filing to Date
---------------------------------------------------------------------------------------------------------------
Gross Revenues                                                               $         --         $   (567,222)
---------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                           --                   --
---------------------------------------------------------------------------------------------------------------
Net Revenue                                                                  $         --         $   (567,222)
---------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                                          --
---------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                    --                   --
---------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                         --                   --
---------------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                                      --                   --
---------------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                                   --                   --
---------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                                 --                   --
---------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                     --                   --
---------------------------------------------------------------------------------------------------------------
Gross Profit                                                                           --             (567,222)
---------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------
Advertising                                                                            --                   --
---------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                                 --               13,522
---------------------------------------------------------------------------------------------------------------
Bad Debts                                                                              --                   --
---------------------------------------------------------------------------------------------------------------
Contributions                                                                          --                   --
---------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                             --                   --
---------------------------------------------------------------------------------------------------------------
Insider compensation*                                                              30,000               68,710
---------------------------------------------------------------------------------------------------------------
Insurance                                                                         248,029              344,309
---------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                                --                   --
---------------------------------------------------------------------------------------------------------------
Office Expense                                                                      1,319                1,484
---------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                         --                   --
---------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                                --                   --
---------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                                 --                   --
---------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                           8,054                8,054
---------------------------------------------------------------------------------------------------------------
Supplies                                                                              367                  367
---------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                          --                   --
---------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                      --                   --
---------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                            --                  804
---------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                               --                   --
---------------------------------------------------------------------------------------------------------------
Utilities                                                                              --                   --
---------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                            64,576            1,699,514
---------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                      352,345            2,136,763
---------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                                 1,544                2,142
---------------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                                  (353,889)          (2,706,127)
---------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                                                   --
---------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                                (13,359,014)         (15,382,408)
---------------------------------------------------------------------------------------------------------------
Interest Expense                                                                       --                   --
---------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                33,227,043           33,276,585
---------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                                 (46,939,947)         (51,365,121)
---------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                                                        --
---------------------------------------------------------------------------------------------------------------
Professional Fees                                                                      --                   --
---------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                            --                   --
---------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                                                         --
  from Chapter 11 (see continuation sheet)                                             --                  515
---------------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                                      --                   --
---------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                    43,834               43,834
---------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                     (43,834)             (43,319)
---------------------------------------------------------------------------------------------------------------
Income Taxes                                                                           --                   --
---------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                            $(46,983,781)        $(51,408,440)
---------------------------------------------------------------------------------------------------------------

                                                                                  FORM MOR-2


                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

                  STATEMENT OF OPERATIONS - continuation sheet

================================================================================
                                                  Month Ended       Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   September 2003    Filing to Date
================================================================================

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

Other Fees                                              64,576       1,699,514
--------------------------------------------------------------------------------
Total Other Expenses                                    64,576       1,699,514
--------------------------------------------------------------------------------

Other Income
--------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                      (13,359,014)    (15,382,408)
--------------------------------------------------------------------------------
Total Other Income                                 (13,359,014)    (15,382,408)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Amortization Expense                                   127,984         177,527
--------------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.         33,099,059      33,099,059
--------------------------------------------------------------------------------
Total Other Expenses                                33,227,043      33,276,585
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------
Bankruptcy Related Fees                                 43,834          43,834
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

     Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
           Debtor                               Reporting Period: September 2003

                                  BALANCE SHEET

-------------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF            BOOK VALUE ON
                                ASSETS                                    CURRENT REPORTING MONTH           PETITION DATE
-------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                          --                          --
-------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                         618,700                     655,336
-------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                             261,174                    (591,090)
-------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                           --                          --
-------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                --                          --
-------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                      377,899                   1,088,137
-------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                              2,156,166                   2,200,000
-------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                     --                       3,861
-------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                            $   3,413,939               $   3,356,244
-------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                             --                          --
-------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                    --                          --
-------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                               73,467                      82,181
-------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                     --                          --
-------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                   --                          --
-------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                         (35,163)                    (33,020)
-------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                      $      38,304               $      49,161
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                         --                          --
-------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                    184,296,993                 220,135,876
-------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                              $ 184,296,993               $ 220,135,876
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $ 187,749,237               $ 223,541,281
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF           BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                              CURRENT REPORTING MONTH          PETITION DATE
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                           --                          --
-------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                        --                          --
-------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                              --                       4,900
-------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                              --                          --
-------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                           --                          --
-------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                  --                          --
-------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                          --                          --
-------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                   --                          --
-------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                        6,806                          --
-------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                  $       6,806               $       4,900
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                               --                          --
-------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                              --                          --
-------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                    216,638,184                 216,896,055
-------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                  $ 216,638,184               $ 216,896,055
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 216,644,990                 216,900,955
-------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                       3,675,620                   3,676,102
-------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                        574,739,718                 574,823,017
-------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                  --                          --
-------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                     --                          --
-------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                 (551,923,031)               (551,923,031)
-------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                 (51,408,440)                         --
-------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                      (3,979,621)                (19,935,762)
-------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                      --                          --
-------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                $ (28,895,754)              $   6,640,326
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                            $ 187,749,237               $ 223,541,281
=========================================================================================================================

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

     Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
           Debtor                               Reporting Period: September 2003

                       BALANCE SHEET - continuation sheet

-----------------------------------------------------------------------------------------------------------
                                                            BOOK VALUE AT END OF             BOOK VALUE ON
                  ASSETS                                  CURRENT REPORTING MONTH            PETITION DATE
-----------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                 --                          3,861
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------
Prepaid Deposits                                                      19,622                         19,622
-----------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                       181,203,300                    215,156,938
-----------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                         3,074,071                      4,959,316
-----------------------------------------------------------------------------------------------------------
                                                                 184,296,993                  $ 220,135,876
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                            BOOK VALUE AT END OF              BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                              CURRENT REPORTING MONTH             PETITION DATE
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
-----------------------------------------------------------------------------------------------------------
Accrued Expenses                                                   1,041,856                      1,299,727
-----------------------------------------------------------------------------------------------------------
Interest Payable                                                   2,276,323                      2,276,323
-----------------------------------------------------------------------------------------------------------
Due to Affiliates                                                 94,479,224                     94,479,224
-----------------------------------------------------------------------------------------------------------
Other Liabilities                                                118,840,781                    118,840,781
-----------------------------------------------------------------------------------------------------------
Total Unsecured Debts (Pre-Petition)                             216,638,184                    216,896,055
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------
Due to Affiliates                                                      6,806                             --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO OWNER EQUITY
-----------------------------------------------------------------------------------------------------------
Deferred Compensation                                               (916,055)                    (1,125,099)
-----------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                              (3,060,130)                   (18,814,523)
-----------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO OWNER EQUITY                                 (3,976,185)                   (19,939,622)
-----------------------------------------------------------------------------------------------------------

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

  In re Trenwick Group Ltd.                              Case No. 03-12636 (MFW)
             Debtor                              eporting period: September 2003

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Amount
                                                 Beginning      Withheld or                               Check. No     Ending Tax
                                               Tax Liability      Accrued      Amount Paid    Date Paid    or EFT       Liability
==================================================================================================================================
Federal
----------------------------------------------------------------------------------------------------------------------------------
Withholding                                            --          29,689          29,689      09/24/03      EFT             --
----------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                          --           1,594           1,594      09/24/03      EFT             --
----------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                          --           1,594           1,594      09/24/03      EFT             --
----------------------------------------------------------------------------------------------------------------------------------
Unemployment                                           --              --              --                                    --
----------------------------------------------------------------------------------------------------------------------------------
Income                                                 --              --              --                                    --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                 --              --              --                                    --
----------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                                  --          32,877          32,877                                    --
----------------------------------------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------------------------------------
Withholding                                            --           5,498           5,498      09/24/03      EFT             --
----------------------------------------------------------------------------------------------------------------------------------
Sales                                                  --              --              --                                    --
----------------------------------------------------------------------------------------------------------------------------------
Excise                                                 --              --              --                                    --
----------------------------------------------------------------------------------------------------------------------------------
Unemployment                                           --              --              --                                    --
----------------------------------------------------------------------------------------------------------------------------------
Real Property                                          --              --              --                                    --
----------------------------------------------------------------------------------------------------------------------------------
Personal Property                                      --              --              --                                    --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                 --              --              --                                    --
----------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                                --           5,498           5,498                                    --
----------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                            --          38,375          38,375                    --              --
----------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of Days Past Due
                                                    ==============================================================================
                                                    Current           0-30          31-60       61-90        Over 90       Total
----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                       --              --                                                    --
----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                                --
----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                                --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                       --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                      --
----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                    --
----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                            --
----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                      --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                       --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                       --
----------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                               --              --              --          --          --            --
----------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

  Trenwick Group Ltd.                                    Case No. 03-12636 (MFW)
       Debtor                                   Reporting Period: September 2003

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

================================================================================     ===============
Accounts Receivable Reconciliation                                                       Amount
================================================================================     ===============
Total Accounts Receivable at the beginning of the reporting period                    $   88,528.79
--------------------------------------------------------------------------------     --------------
+ Amounts billed during the peiod                                                        172,645.49
--------------------------------------------------------------------------------     --------------
- Amounts collected during the peiod                                                             --
--------------------------------------------------------------------------------     --------------
Total Accounts Receivable at the end of the reporting period                             261,174.28
--------------------------------------------------------------------------------     --------------

================================================================================     ===============
Accounts Receivable Aging                                                                 Amount
================================================================================     ===============
0 - 30 days old                                                                          172,645.49
--------------------------------------------------------------------------------     --------------
31 - 60 days old                                                                         747,787.19
--------------------------------------------------------------------------------     --------------
61 - 90 days old                                                                         368,000.20
--------------------------------------------------------------------------------     --------------
91 + days old                                                                          8,322,667.78
--------------------------------------------------------------------------------     --------------
Total Accounts Receivable                                                              9,611,100.66
--------------------------------------------------------------------------------     --------------
Amount considered uncollectible (Bad Debt)                                            (9,349,926.38)
--------------------------------------------------------------------------------     --------------
Accounts Receivable (Net)                                                                261,174.28
--------------------------------------------------------------------------------     --------------

                              DEBTOR QUESTIONNAIRE

================================================================================     ===============
Must be completed each month                                                           Yes      No
================================================================================     ===============
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                            X
--------------------------------------------------------------------------------     --------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                 X
--------------------------------------------------------------------------------     --------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                      X
--------------------------------------------------------------------------------     --------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                               X
--------------------------------------------------------------------------------     --------------

                                                                      FORM MOR-5
                                                                          (9/99)